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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: AUGUST 14, 2003
                        (Date of earliest event reported)

                             LIBERTY SELF-STOR, INC.
             (Exact name of registrant as specified in its charter)

         MARYLAND                        000-30502               94-6542723
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


         8500 STATION STREET, SUITE 100
                   MENTOR, OHIO                           44060
     (Address of principal executive offices)           (Zip Code)


                                 (440) 974-3770
              (Registrant's telephone number, including area code)



ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)    Exhibits:

    99.1   Liberty Self-Stor, Inc. Press Release dated August 14, 2003

ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2003, Liberty Self-Stor, Inc. issued a press release containing Liberty's financial results for the 2nd quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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The press release contains financial information presented in accordance with accounting principles generally accepted in the United States of America ("GAAP") and comparable pro-forma, or non-GAAP, financial data. Specifically, Liberty uses Funds from Operations ("FFO") as a measure of its profit or loss. Liberty believes that FFO is helpful to investors as a measure of the performance of an equity real estate investment trust ("REIT") because, when considered in conjunction with cash flows from operating activities, financing activities and investing activities, FFO provides investors with an understanding of Liberty's ability to incur and service debt and to make capital expenditures. The following is a reconciliation of net income (loss) to FFO for the six months ended June 30, 2003 and 2002 contained in the press release and is provided to enhance the investor's overall understanding of Liberty's financial performance.

                             LIBERTY SELF-STOR, INC.
                    FFO AND NET INCOME (LOSS) RECONCILIATION

FFO is defined as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, the effects of any changes in accounting principles, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. FFO should not be considered (i) a substitute for net income (determined in accordance with GAAP), (ii) an indication of Liberty's financial performance, (iii) a substitute for cash flows from operating activities (determined in accordance with GAAP) or (iv) as a measure of Liberty's liquidity. Liberty's definition of FFO may not be comparable to similarly-titled measures of other REITs.


                                   Three Months Ended        Six Months Ended
                                         June 30,                June 30,
                                   2003          2002      2003             2002
                                 ---------    ---------    ---------    ---------

Net income (loss)                $ (18,085)   $ (64,215)   $ (44,539)   $(222,510)

Funds From Operations:
Net loss                         $ (18,085)   $ (64,215)   $ (44,539)   $(222,510)
Adjustments:
Depreciation of real estate
  and amortization of
  intangible assets                338,354      333,510      675,636      663,586
Cumulative effect of change
  in accounting principle, net
  of minority interest                --           --           --         84,817

Minority interest                  (42,200)    (149,835)    (103,924)    (321,285)
                                   -------     --------     --------     --------

FFO                              $ 278,069    $ 119,460    $ 527,173    $ 204,608





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LIBERTY SELF-STOR, INC.


                                    By: /s/ Thomas J. Smith
                                        -------------------
                                    Name: Thomas J. Smith
                                    Title: President and Chief Operating Officer

Dated: August 14, 2003




















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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

     99.1         Liberty Self-Stor, Inc. Press Release dated August 14, 2003